SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of March 27, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1997-HS2)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   33-80419          41-1808858
(State or Other Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)                    File Number)       Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 5.  Other Events.

         The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995, and for the three year period ended December 31, 1996 prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997; Commission File Number 1-10777), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                                    Item 601(a) of
                                    Regulation S-K
Exhibit No.                         Exhibit No.          Description

1                                   23           Consent of KPMG Peat
                                                 Marwick LLP, independent
                                                 auditors of AMBAC
                                                 Indemnity Corporation with
                                                 respect to the Residential
                                                 Funding Mortgage Securities
                                                 II, Inc. Home Equity Loan-
                                                 Backed Term Notes, Series
                                                 1997-HS2


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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES II, INC.


                                          By:     /s/ Diane S. Wold
                                          Name:      Diane S. Wold
                                          Title:     Vice President


Dated:  March 24, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES II, INC.


                         By:
                                       Name:      Diane S. Wold
                                       Title:     Vice President


Dated:  March 24, 1997


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                                                   EXHIBIT INDEX


              Item 601(a) of                Sequentially
Exhibit           Regulation S-K            Numbered
Number            Exhibit No.               Description           Page

1                          23                 Accountant's Consent

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                                                     EXHIBIT 1


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                                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
AMBAC Indemnity Corporation:

         We consent to the incorporation by reference in the registration statement (No. 33-80419) on Form S-3 of the Residential Funding Mortgage
Securities II, Inc. and the Prospectus Supplement of Residential Funding Mortgage Securities II, Inc. dated March 24, 1997 of our report dated January 30, 1997 with respect to the consolidated financial statements of AMBAC Indemnity Corporation and subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of AMBAC Inc. dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement dated March 24, 1997 of Residential Funding Mortgage Securities II, Inc.




New York, New York
March 24, 1997

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